                                                                  Exhibit 10.21

                             SUBORDINATION AGREEMENT

       WHEREAS, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, having its principal place of business at ___________ ("BOA") holds a lien on and security interest in, among other things, all whether now owned or hereafter acquired equipment of TOMAHAWK II, INC., having its principal place of business at 8315 Century Park, Court #200, San Diego, California 92123 ("Borrower"), which lien and security interest secures obligations of Borrower to BOA arising under certain loan and security documents with BOA;

       WHEREAS, Borrower has requested that FINOVA Capital Corporation, having a place of business at 115 West Century Road, Paramus, New Jersey 07652 ("FINOVA") provide financing (the "FINOVA Lease Transaction") to Borrower pursuant to a certain Lease Agreement;

       WHEREAS, in order to secure the due payment and performance of all now existing or hereafter arising indebtedness, liabilities and obligations of Borrower to FINOVA (the "FINOVA Obligations"), Borrower will enter into that certain Lease Agreement with FINOVA and FINOVA will provide the financing for the equipment described on the Schedule A annexed hereto (the "FINOVA Equipment"); and

       WHEREAS, FINOVA is unwilling to enter into the FINOVA Lease Transaction with Borrower unless, among other things, BOA enters into this Agreement with FINOVA;

       NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed that:

       1. BOA hereby consents to the FINOVA Lease Transaction and to the exercise of FINOVA's rights under the agreements, instruments and documents executed in connection therewith.

       2. Notwithstanding the provisions of applicable law with respect to the priority of security interests and irrespective of the order of filing or perfection, BOA hereby subordinates, to the fullest extent possible, all of the liens, security interests and other interests held by BOA in and to the FINOVA Equipment, to the interest of FINOVA (the "FINOVA Interest") in and to the FINOVA Equipment, which FINOVA Interest shall be senior and superior to those held by BOA in and to the FINOVA Equipment.

       3. Any proceeds of the FINOVA Equipment which may inadvertently be paid to or received by BOA shall be held in trust by BOA for the benefit of FINOVA and shall be promptly paid and delivered by BOA to FINOVA in the same form received.

       4. All notices and correspondence between the parties herein shall be addressed to the parties at their respective addresses set forth above, if to BOA, to the attention of

_________________________, and if to FINOVA, to the attention of Pamela Marchant, Vice President.

       5. The respective rights of the parties hereunder shall in no way be altered or affected by virtue of any action being taken by or against Borrower under any state or federal bankruptcy or insolvency law.

       6. This Agreement is intended solely to establish the respective rights as between FINOVA and BOA; shall not in any way affect or impair the validity or enforceability of their respective security interests as against any other person or entity; and no such other person or entity (whether a trustee in bankruptcy or otherwise) shall have any rights or benefits hereunder.

       7. BOA acknowledges that Borrower is not in default or breach of any provision contained in any agreement and the consummation and execution of the FINOVA Lease Transaction will not be a breach or default under any such agreement.

       8. THIS AGREEMENT SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO AND SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

       IN WITNESS WHEREOF, this Agreement has been executed on this _____ day of ___________, 1999.

                                 FINOVA CAPITAL CORPORATION


                                 By:
                                     ------------------------------------------
                                 Title:
                                        ---------------------------------------


                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION

                                 By:
                                     ------------------------------------------
                                 Title:
                                        ---------------------------------------


AGREED TO:

TOMAHAWK II, INC.


By: /s/ Michael H. Lorber
    ------------------------

Title:   VP - Finance & CFO
       ---------------------

              Schedule "A" to Master Lease Schedule No. C0856002 to
             Equipment Lease No. C0856001 between Tomahawk II, Inc.
               as Lessee and FINOVA Capital Corporation as Lessor.

QTY                              DESCRIPTION
 1     DEA Gamma 1204 CNC CMM
       Measuring Range:  80" x40" x27"
       Accuracy: .0008 (Volumetric - Over entire envelope)
       Repeatability: +/- .0002"

       Virtual-Dimis Measuring Software:
       Direct Joystick Measurement
       Self Teach Part Programming
       CNC Part Program Execution
       Graphical On & Off-Line Part Program Creation
       3D Direct CAD Link
       Solid Model Graphical Representation
       Multi-Tasking Capabilities
       Comprehensive Multi-Media Help
       Software Algorithms Approved to EUR 13417 Test Report
       Networking Capabilities

       New Computer Hardware Specifications:
       IMS 450 Mhz Pentium II w/MMX Processor
       128 MB SDRAM
       4.0 GB Hard Drive
       32 X Max Variable CD-ROM Drive
       3.5" Diskette Drive
       4 MB PCI Graphics Accelerator
       16-Bit Stereo Sound System
       Universal Serial Bus Connections
       56K External Modem
       Network Card
       Microsoft Windows '98 Pre-Installed
       17" Color Monitor
       HP 722C Ink Jet Printer

       Measuring Software Upgrade System:
       M9 Based Electronic System, 32-Bit Transputer-Based Continuous
       Motion Serve Control Card Assembled into the PC
       Portable Joystick Teach Box Unit w/ Interface
       System Desk for Computer & Peripherals
       On-Line System Diagnostic Software

       Probing System:
       Renishaw Motorized PH-9 Probe Head
       Renishaw TP-2 Touch Probe
       Renishaw Probe Kit



Surface Module Included

Miscellaneous Accessories:
Wilkerson Air Dryer
Norgren H20 & Particle Seperators
Reference Sphere
Clamping Kit

Training Applications Support & Software Maintenance:
Virtual-Dimis Training Course, 4 Days for 2 Persons in Brea, CA
Six Months Software Up-Dates at No Charge

Installation & Standard Calibration Included